UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025

VERADIGM INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	N/A (OTC Expert Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed, on March 22, 2023, the Company’s Board of Directors (the “Board”), after discussion with management, reached a determination that the Company’s consolidated financial statements and related disclosures as of and for the year ended December 31, 2021 included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as of and for the interim periods ended March 31, 2021, June 30, 2021 and September 30, 2021 included in its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, respectively, and as of and for the interim periods ended March 31, 2022, June 30, 2022 and September 30, 2022 included in its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, respectively, should no longer be relied upon because of misstatements to the Company’s previously reported revenue resulting from certain internal control failures. The internal control failures identified at that time primarily stemmed from ineffective manual accounting processes and a software tool implemented by the Company in order to comply with the requirements of Accounting Standards Codification Topic 606, “Revenue from Contracts with Customers” issued by the Financial Accounting Standards Board. The Company therefore commenced a review into certain accounting and internal control matters (the “Restatement Review”). Separately, the Audit Committee of the Board began independently investigating (the “Audit Committee Investigation”) other matters relating to the Company’s financial reporting, internal control over financial reporting and disclosure controls. In addition, to re-evaluate certain accounting transactions and accounting practices identified as part of the Audit Committee Investigation as well as to conduct additional review, as appropriate, independent from the Restatement Review, the Company conducted an internal review (the “Company’s Internal Review”), engaging counsel as well as forensic and technical accountants. As of the date of this report, the Audit Committee Investigation and the Company’s Internal Review are complete, and the Restatement Review will be complete at the time the Company files the 2022 Form 10-K (as defined below), although remediation work will continue with respect to all identified material weaknesses.

In addition, on February 27, 2025, the Board, after discussion with management, reached a determination that the Company’s consolidated financial statements and related disclosures as of and for the year ended December 31, 2020 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 should no longer be relied upon because of misstatements to the Company’s consolidated balance sheet and income statement identified in connection with the procedures conducted by the Company in connection with the audit of the Company’s financial statements as of and for the year ended December 31, 2022.

Estimated Misstatements

As of the date of this report, the Company anticipates that the adjustments to the Company’s revenue from continuing operations will be less than an aggregate $10 million reduction for 2020 and 2021 and less than an aggregate $15 million reduction for the nine months ended September 30, 2022. The Company also expects that there will be an impact on the Company’s revenue from discontinued operations for the corresponding periods.

Restatement of Financial Statements

The Company expects to file restated financial statements and restated financial information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”). The Company does not anticipate that the determination to restate the Company’s financial statements for 2020 will affect the timing of the filing of the 2022 Form 10-K.

In addition, the restated financial statements will include other adjustments in historical periods, including those that were previously corrected for as immaterial out-of-period adjustments. These other adjustments are unrelated to the items described above and the results of the Restatement Review, the Audit Committee Investigation and the Company’s Internal Review.

The Board and management have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Grant Thornton LLP.

Controls and Procedures

The Company expects to report certain material weaknesses as of December 31, 2022, as well as its related remediation efforts, in the 2022 Form 10-K. As a result, the Company concluded that its disclosure controls and procedures were not effective as of December 31, 2022 and that its internal control over financial reporting was not effective as of December 31, 2022.

Disclosure Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the anticipated timing of the filing of the 2022 Form 10-K, the Company’s beliefs and expectations relating to the anticipated financial and other impacts of the Company’s internal control failures and the items subject to the Restatement Review, the Audit Committee Investigation and the Company’s Internal Review, including the impacts of the material weaknesses identified and the Company’s remediation efforts and efforts to prepare financial statements. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aims,” “hopes,” “seeks” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks relating to the Company’s common stock not trading on a national securities exchange and deregistration from Section 12(b) of the Securities Exchange Act of 1934, as amended; a further material delay in the Company’s financial reporting or ability to hold an annual meeting of stockholders; an inability to timely prepare restated financial statements; unanticipated factors or factors that the Company currently believes will not cause delay; the impacts of the Restatement Review, the Audit Committee Investigation and the Company’s Internal Review, including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments; the possibility that any additional reviews may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices; the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting; risks relating to the Company’s voluntary disclosure to the SEC of information concerning the Audit Committee Investigation and the additional information the Company has continued to provide based on discussions with the SEC; risks relating to the putative securities class action lawsuit filed against the Company, the putative stockholder derivative action filed against the Company, commercial litigation relating to the Company’s representations regarding its financial statements and any other future litigation or investigation relating to the Company’s internal control failures, the Restatement Review, the Audit Committee Investigation or the Company’s Internal Review or related matters; changes in the financial condition of the markets that the Company serves; risks associated with ScienceIO’s product and service offerings; the challenges, risks and costs involved with integrating the operations of Science IO with the Company’s operations, including the diversion of management’s attention from the Company’s ongoing business operations; the Company’s ability to realize the anticipated benefits of the ScienceIO acquisition; and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.
Date: March 4, 2025

	By:	/s/ Leland Westerfield
	Name:	Leland Westerfield
	Title:	Interim Chief Financial Officer